Exhibit 10.1

LEASE AGREEMENT

By and Between

1001 FELL STREET LIMITED PARTNERSHIP, LLLP

Landlord

AND

VACCINOGEN, INC.

Tenant

PREMISES: 947-949 Fell Street, 1st and 2nd Floor

Baltimore, MD 21231

DATED: January 6, 2015

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EXHIBITS

EXHIBIT A RULES AND REGULATIONS

II

THIS LEASE is made as of the 6th day of January, 2015, by and between 1001 FELL STREET LIMITED PARTNERSHIP, LLLP, a Maryland Limited Partnership (hereinafter referred to as "Landlord") and VACCINOGEN, INC., a Maryland corporation (hereinafter referred to as "Tenant").

RECITALS

WHEREAS, Landlord is the fee simple owner of the Building, hereinafter defined, having space therein to lease; and

WHEREAS, Tenant desires to lease the Premises, hereinafter defined, within the Building for the purposes set forth in Section 10; and

WHEREAS, the parties desire to enter into this Lease which defines their respective rights, duties and liabilities relating to the Building and the Premises.

NOW, THEREFORE, WITNESSETH, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

SECTION 1

DEFINITIONS

For the purposes of this Lease, Landlord and Tenant hereby agree that the following terms shall have the indicated meanings:

Additional Rent: all sums of money or charges required to be paid by Tenant under this Lease other than Annual Rent, whether or not such sums or charges are designated "Additional Rent".

Annual Rent: Two Hundred Seven Thousand Five Hundred Dollars and Four Cents ($207,500.04) per year beginning June 1, 2015 of the Original Term, and the amount during each remaining year of the Original Term (as set forth in Section 3) and every year during any Extension Term (as set forth in Section 6).

Assignment: any assignment, transfer, mortgage or encumbrance, whether voluntarily, involuntarily, or by operation of law, of Tenant's interest in this Lease, any sublease by Tenant, any license by Tenant of space in the Premises, or any concession agreement by Tenant with respect to all or part of the Premises, any agreement by Tenant giving any other person the right to use all or part of the Premises, or such other events determined to be Assignments pursuant to Section 31.

Building: the building located on the Property and known as 947-949 Fell Street, Baltimore, MD 21231, consisting of the agreed upon space of 10,000 square feet.

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Common Areas: those portions of the Property, other than the Building which has no common area, which Landlord may from time to time designate for Tenant's non-exclusive use, which may include parking areas, if any; and any other areas so provided by Landlord but excluding any areas included in any other lease or part of the Premises specifically limited for use by one or more other designated party.

Extension Term: One (1) period of One (1) year, commencing upon the expiration of the Original Term. The Extension Term is referred to as the "Extension Term".

Hazardous Material: any hazardous or toxic substance, material, or waste including, but not limited to, those substances, materials, and wastes listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, or such substances, materials, and wastes that are or become regulated under any applicable federal, state, or local law, ordinance, or regulation including, but not limited to, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA” or “Superfund”), the Clean Air Act, and the Clean Water Act.

Landlord: 1001 Fell Street Limited Partnership, LLLP

Landlord's Address: Until May 15, 2015: 949 Fell Street, Baltimore, Maryland 21231; after May 15, 2015: 1820 Portal Street, Baltimore, Maryland 21224.

Lease Commencement: With regard to the second floor space (947 Fell Street), the Lease Commencement shall be February 1, 2015. With regard to the first floor space (949 Fell Street), the Lease Commencement shall be June 1, 2015.

Monthly Installment of Annual Rental: Seventeen Thousand Two Hundred Ninety-One Dollars and Sixty-Seven Cents ($17,291.67) beginning June 1, 2015 of the Original Term and the amount set forth in Section 3 during each year of the Original Term and Extension Term.

Mortgage: any mortgage, deed of trust, ground lease or security agreement affecting the Property or, any part thereof, at any time.

Mortgagee: the beneficiary of any mortgage.

Normal Business Hours: the hours from 8:00 a.m. to 6:00 p.m., Monday through Friday, and 9:00 a.m. to 1:00 p.m. on Saturdays, except legal holidays.

Notices: all notices, requests, demands or other communications which may be or are required or permitted to be served or given under this Lease.

Original Term: a period of three (3) years and five (5) months commencing February 1, 2015 and ending at 5:00 p.m. on June 30, 2018.

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Parking Fee for Additional Spaces: If requested by Tenant (and subject to the parties entering into a separate agreement for the same), Tenant shall have the right (but not the obligation) to use up to Seven (7) spaces at the rate of Seventy-Five Dollars ($75) per month per Parking Space, which Parking Spaces will be provided by Landlord~~,~~ in off-site parking lots adjacent to the Property (“Additional Spaces”).

Parking Spaces: At no additional cost or charge to Tenant, beginning February 1, 2015, Ten (10) parking spaces shall be made available by Landlord for Tenant's exclusive use in the lot adjacent to the Building. Beginning June 1, 2015, Eighteen (18) parking spaces shall be made available by Landlord for Tenant's exclusive use in the lot adjacent to the Building.

Premises: consisting of the agreed amount of 10,000 square feet of the first and second floors of the Building, which is the space to be leased by Tenant hereunder.

Property: all that tract or parcel of land owned by Landlord on which the Building is situated.

Rent: all Annual Rent, Monthly Installments of Annual Rent, and Additional Rent payable by Tenant to Landlord under this Lease.

Security Deposit: Seventeen Thousand Two Hundred Ninety-One Dollars and Sixty-Seven Cents ($17,291.67).

Taxes: all taxes, assessments, and governmental charges of any kind and nature whatsoever levied or assessed against the Property.

Tenant: Vaccinogen, Inc.

Tenant's Address:	(prior to Lease Commencement Date)
5300 Westview Drive, Suite 406
Frederick, MD 21703
Attn: _____________________

(On and after February 1, 2015)
947 Fell Street
Baltimore, MD 21231
Attn: _____________________

with a copy to:

________________________
________________________
Attn: _____________________

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Tenant's Percentage: the percentage equivalent to a fraction having as its numerator the number of square feet in the Premises and its denominator the number of square feet of rentable floor space in the Building, being seventy-five and two tenths percent (75.2%).

Term: the Original Term and any Extension Term as to which Tenant exercises an option.

When used herein, the singular shall apply to the plural, the plural the singular, and the use of any gender shall apply to all genders.

SECTION 2

DEMISE OF PREMISES

Landlord leases to Tenant and Tenant hereby leases from Landlord the Premises for the Term, Rent, and upon the terms, covenants, and conditions set forth herein. Except as set forth below, Tenant hereby accepts the Premises in "AS IS" condition and as complying with all obligations of Landlord with respect to the condition, order and repair thereof.

Prior to Lease Commencement of each respective floor of the Building, Landlord agrees to re-paint the walls of the Premises in the same color scheme as exists at the time of signing this Lease. Landlord shall deliver the Premises with all mechanical, electrical and plumbing systems in good working order and condition and the Premises shall comply with all applicable laws (subject to applicable variances and grandfathering).

Subject to Landlord's reasonable regulations, restrictions and guidelines, Tenant's rights to the Premises include the right, subject to all applicable laws and all other term and conditions of this Lease, (i) to use and access the janitorial closet, and the electrical and telephone rooms, if any, on the floors containing the Premises as reasonably necessary for Tenant's effective and efficient use of the Premises, and the right to enter such areas to service its equipment, and (ii) to use, or access, any ceilings or space above or below the ceilings on the floors containing the Premises to the extent necessary to service Tenant's equipment in the Premises and to run wires, cables and other conduits to the Premises and to use such space as necessary for providing utility services to the Premises, such as the installation of computer cable conduits to the extent permitted by applicable laws.

SECTION 3

RENT

From February 1, 2015 through May 31, 2015 (the “First Four Months”), provided Landlord has delivered possession of the second floor of the Premises to Tenant, the Monthly Rental for the second floor of the Premises shall be Nine Thousand One Hundred Sixty Four Dollars and Fifty Eight Cents ($9,164.58). Notwithstanding the above or anything to the contrary herein, Landlord agrees to abate Tenant’s obligation to pay the Monthly Rental for the First Four Months.

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Tenant shall pay Monthly Installments of Annual Rent in advance on the first day of each month for the Term of this Lease, without deduction, set-off, recoupment, counterclaim, or demand (except as expressly set forth herein), at Landlord's Address or at such other place as shall be reasonably designated in writing by Landlord. If the Term shall commence or end on a day other than the first day of a month, the Monthly Installments of Annual Rent for any such partial month of the Term shall be prorated on a per diem basis based upon the number of days in such month. At the time of Lease execution, Tenant shall pay to Landlord both the Security Deposit and the Monthly Installment of Annual Rental due for June, 2015.

Beginning June 1, 2015, the Annual Rent shall be the sum of Two Hundred Seven Thousand Five Hundred Dollars and Four Cents ($207,500.04) per annum, payable in equal Monthly Installments of Seventeen Thousand Two Hundred Ninety-One Dollars and Sixty-Seven Cents ($17,291.67).

Commencing June 1, 2016, and every first of May thereafter, during the Original Term and any Extension Term of this Lease, the Annual Rent shall be increased by two percent (2%) per annum.

Notwithstanding anything above to the contrary, Landlord agrees to abate Tenant's obligation to pay the Monthly Installment of Annual Rental for the month of June, 2018.

SECTION 4

LATE PAYMENTS

In the event that any Monthly Installment of Annual Rent or Additional Rent shall be past due for more than five (5) days, Tenant shall pay to Landlord as Additional Rent a late charge equal to the greater of (a) five percent (5%) of the unpaid Rent, or (b) the interest on the unpaid Rent from the date when due until payment at the rate of ten percent (10%) per annum, or, if less, the highest rate permitted by law; The late charge imposed under this Section is not a penalty and has been agreed to by Landlord and Tenant as necessary to compensate Landlord for its additional costs associated with late payment.

SECTION 5

SECURITY DEPOSIT

Tenant has deposited with Landlord the Security Deposit, if any, which sum shall be held without payment of interest as security for the performance by Tenant of its obligations under this Lease. Landlord is authorized to commingle said security deposit with its own funds, and Landlord shall not be responsible for the solvency of the depository so long as it is insured by the Federal Deposit Insurance Corporation, Federal Savings and Loan Insurance Corporation, or similar insurer. If Tenant shall perform all such obligations, the Security Deposit shall be refunded to Tenant, without interest, within thirty (30) days after termination of this Lease. If Tenant shall default in any obligation (beyond all applicable notice and cure periods, if any), Landlord shall be entitled to apply any or all of the Security Deposit toward Landlord's damages resulting therefrom as reasonably determined by Landlord, and Tenant shall, within five (5) business days after notice thereof, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount, which amount shall constitute Additional Rent under this Lease.

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If Tenant is in default under this Lease (beyond all applicable notice and cure periods, if any) more than two (2) times within any twelve (12) month period, irrespective of whether or not such default is cured, then, without limiting Landlord’s other rights and remedies provided for in this Lease or at law or equity, Landlord may increase the Security Deposit, upon written request to Tenant, to an amount equal to two (2) times the original Security Deposit (which increased Security Deposit shall be paid by Tenant to Landlord within fifteen (15) days of the demand therefor).

SECTION 6

EXTENSION

Upon the expiration of the Original Term, Tenant shall have One (1) option to extend this Lease for an Extension Term of One (1) year, provided that Tenant gives Landlord at least six (6) months prior written notice of its unconditional and irrevocable exercise of each such option and provided further Tenant is not then in defaulthereunder (beyond all applicable notice and cure periods, if any). In the event that Tenant exercises its option as to any Extension Term, all provisions of this Lease shall apply during each Extension Term except the Annual Rent and Monthly Installments of Annual Rental which shall be in accordance with Section 3, above.

SECTION 7

UTILITIES

From and after Lease Commencement, Tenant shall make arrangements with each utility company and public body to provide, in Tenant's name, gas, electricity, water, sewer and telephone necessary for Tenant's use of the Premises. Tenant shall pay directly to the companies furnishing utility service the cost of all service connection fees and the cost of all utilities consumed throughout the Term. If the water and/or sewer service is not separately metered, Landlord shall pay the water and/or sewer bills for the Property, and Tenant shall pay to Landlord its Tenant’s Percentage of the cost thereof within 30 days receipt of invoice from Landlord. In the event that Tenant fails to pay in a timely manner any sum required under this Section, Landlord shall have the right, but not the obligation, to pay any such sum. Any sum so paid by Landlord shall be deemed to be owed by Tenant to Landlord and due and payable as Additional Rent within ten (10) business days after written demand is received by Tenant.

Tenant's obligations for payment of the costs incurred for utilities which serve the Premises prior to the termination of this Lease shall survive such termination.

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SECTION 8

TAXES

(a)          Tenant shall be liable for Taxes levied against personal property, trade fixtures, and tenant improvements placed by Tenant in the Premises. If any such Taxes based on the personal property or trade fixtures placed by Tenant in the Premises are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Premises and Landlord elects to pay the Taxes based on such increase, Tenant shall pay to Landlord, within fifteen (15) days of Tenant’s receipt of a written demand therefor (along with a copy of the applicable tax bill), that part of such Taxes for which Tenant is liable hereunder.

(b)          Landlord shall pay, at its sole cost and expense, all Taxes currently assessed against the Building and the Property and Taxes levied against any improvements placed by or on behalf of Landlord in, on or about the Building, the Property or the Premises.

(c)          If Tenant should fail to pay any Taxes required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects, pay such Taxes. Any sum so paid by Landlord shall be deemed to be owed by Tenant to Landlord and due and payable as Additional Rent within fifteen(15) days after written demand is received by Tenant.

SECTION 9

COMMON AREAS AND OPERATING EXPENSES

(a)          In addition to the use of the Premises, Tenant, its employees, and business invitees shall have the right to use the Common Areas in common with Landlord and other tenants of the Property, their employees, and business visitors, if any, subject to Landlord’s rights hereunder. Tenant shall not obstruct Landlord’s access to the Common Areas or use them for any purpose other than their customary or intended purposes.

(b)          Landlord shall manage and maintain the Common Areas at Landlord’s expense, all in such manner as Landlord, in its sole discretion, may, from time to time, reasonably determine, and Landlord shall have the sole right and exclusive authority to employ and discharge all personnel with respect thereto Subject to reasonable prior written notice to Tenant (and, as reasonably requested by Tenant, scheduling with Tenant), Landlord hereby expressly reserves the right to close temporarily all or any portion of the Common Areas for the purpose of making repairs, changes or alterations thereto or performing necessary maintenance in connection with any emergency or for any other commercially reasonable purpose whatsoever, whether such purpose is similar or dissimilar to the foregoing; provided, however, no prior notice or scheduling shall be required in connection with an emergency. If the size, area, level, location, or arrangement of such Common Areas or the type of facilities at any time forming a part thereof be changed, altered, rearranged, or diminished, Landlord shall not be subject to any liability therefor, nor shall Tenant be entitled to any compensation or diminution or abatement of Rent therefor, nor shall such alteration, rearrangement, revocation, change, or diminution of such Common Areas be deemed a constructive or actual eviction or otherwise be grounds for terminating or modifying this Lease; provided, however, no such changes, alterations, rearrangements or diminution shall materially and adversely interfere with Tenant’s permitted use of or access to the Premises or materially increase Tenant’s obligations under this Lease.

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SECTION 10

ADDITIONS TO THE BUILDING

Landlord shall have the exclusive right to use all or any part of the roof and exterior walls of the Building for any purpose;, however, no such use shall materially and adversely interfere with Tenant’s permitted use of or access to the Premises or materially increase Tenant’s obligations under this Lease; provided, further, Landlord shall not be permitted to build additional stories on the Building in which the Premises is located and/or to build adjoining the same. Subject to the foregoing and the other terms set forth herein and except as otherwise expressly provided herein: (a) Landlord shall be permitted to erect and maintain in connection with any construction, temporary scaffolds and other aids to construction on the exterior of the Building; (b) Landlord shall have access to the Premises that may be necessary or desirable to perform such work; and (c) Tenant shall not be entitled to any abatement of Rent on account thereof.

SECTION 11

RESTRICTIONS ON USE; COMPLIANCE WITH LAW

(a)          Tenant shall not use or permit the Premises, or any part thereof, to be used for any purpose other than general office use and medical treatments relating to Tenant’s business. Furthermore, no use of the Premises shall be made or permitted to be made that shall result in: (i) waste of the Premises, or any part thereof; (ii) a public or private nuisance that may disturb the quiet enjoyment of Landlord or other tenants of the Property; (iii) except as set forth above; improper, unlawful or objectionable use including sale, storage, or preparation of food, alcoholic beverages, or materials generating an odor on the Premises; or (iv) noises or vibrations that may disturb the Landlord or other tenants.. Tenant shall comply, at its own expense, with all restrictive covenants and governmental regulations and statutes affecting the Premises and Tenant's use thereof either now or in the future; provided, however, Landlord shall obtain Tenant’s prior written approval (not to be unreasonably withheld) of any restrictive covenants that will be binding on the Premises and/or Tenant and to be recorded after the date hereof.

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(b)          After Lease Commencement, Tenant, at Tenant’s expense, shall comply with all laws, ordinances, and regulations of federal, state, and local authorities, including, but not limited to, Tenant’s use of the Premises and with the recorded covenants, conditions, and restrictions, regardless of when they become effective, including, without limitation, all applicable federal, state, and local laws, ordinances, or regulations pertaining to air and water quality, Hazardous Material, waste disposal, air emissions, and other environmental matters, all zoning and other land use matters, utility availability, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Premises; provided, however, Landlord shall be solely responsible for any required structural upgrades or repairs and capital improvements required as a result thereof; provided, further, Landlord shall obtain Tenant’s prior written approval (not to be unreasonably withheld) of any restrictive covenants, conditions, and restrictions that will be binding on the Premises and/or Tenant and to be recorded after the date hereof .

(c)          As used in this Lease, the term “Hazardous Materials” shall mean and include: (a) any hazardous or toxic wastes, materials or substances and other pollutants or contaminants, which are or become regulated by any Environmental Laws (defined below); (b) petroleum, petroleum by-products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos-containing materials, in any form, whether friable or non-friable; (d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law; or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Property or any surrounding property, or poses or threatens to pose a hazard to the health and safety of persons on the Premises, any other portion of the Property or any surrounding property. For purposes of this Lease, the term "Hazardous Materials" shall not include nominal amounts of ordinary household cleaners, office supplies and janitorial supplies which are not actionable under any Environmental Laws.

(d)          Tenant shall not be entitled to use or store any Hazardous Materials on, in, or about any portion of the Premises and the Property without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord, in its sole discretion, consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business that are expressly approved by Landlord in writing, and Tenant shall disclose all such Hazardous Materials in a HazMat Certificate to be executed by Tenant in a form and with information reasonably specified by Landlord. Any such usage and storage may only be to the extent of the quantities of Hazardous Materials as specified in the then-applicable HazMat Certificate as expressly approved by Landlord. In all events, such usage and storage must at all times be in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises, including, but not limited to, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA" or "Superfund"), the Clean Air Act, and the Clean Water Act (collectively, the "Environmental Laws") and in compliance with reasonable recommendations of Landlord's consultants. Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right, in Landlord's sole discretion, at all times during the Term of this Lease, and upon giving reasonable notice to Tenant, to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 11 or to determine if Hazardous Materials are present in, on or about the Property, (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas, and (iv require Tenant to complete a survey of its use, storage and handling of Hazardous Materials in the Premises, using a form and following procedures designated by Landlord, in Landlord's reasonable discretion (the "Survey"). If, as a result of an inspection, test or survey, Landlord reasonably determines that Tenant has stored Hazardous Materials on the Premises or Property, other than those disclosed in the Initial HazMat Certificate, and that safety, security or compliance measures are necessary, Tenant shall within thirty (30) days after written request by Landlord perform such measures, at Tenant's sole cost and expense. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant Parties with respect to Hazardous Materials, including, without limitation, Tenant's operation, use and any remediation relating thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

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(e)          Tenant shall give to Landlord prompt verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials, on, under or about any portion of the Premises or in any Common Areas; provided that Tenant has actual knowledge of such event(s). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant Parties such that the affected portions of the Property and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Property. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof with respect to environmental conditions for which Tenant is responsible hereunder. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps reasonably necessary to rectify the same, and Tenant shall reimburse Landlord, within ten (10) business days after its receipt of a written demand, for all reasonable, out-of-pocket costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises and other portions of the Property after the satisfactory completion of such work.

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(f)          In addition to Tenant's other indemnity obligations under this Lease, Tenant agrees to, and shall, protect, indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and the other Indemnified Parties (as defined below in Section 20) harmless from and against any and all loss, cost, damage, liability or expense (including, without limitation, diminution in value of any portion of the Premises or the Property, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Property) arising at any time during or after the term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Property as a result directly or indirectly) of the intentional or negligent acts or omissions of Tenant or Tenant Parties. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Property, nor the strict compliance by Tenant with all Environmental Laws, shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this Section 11 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

(a)          Landlord hereby represents and warrants to Tenant that to the best of Landlord’s knowledge, the Premises do not contain any Hazardous Materials and Landlord has not received any notices from any governmental authorities identifying the presence of any Hazardous Materials in, under or about the Property in violation of Environmental Laws.

(b)          Tenant's and Landlord's obligations and liabilities pursuant to the provisions of this Section 11 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises and/or Property is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including, without limitation, all Environmental Laws at the expiration or earlier termination of this Lease, then Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for Hazardous Materials conditions not caused by Tenant or Tenant Parties and further except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Property in any manner whatsoever related to, directly or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 42 of this Lease.

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SECTION 12

SERVICES, REPAIRS, AND MAINTENANCE BY TENANT

Except as set forth below, Tenant shall at all times at its own expense keep and maintain the non-structural, interior elements of the Premises in good order and repair, and in a neat, safe, clean and orderly condition, including, but not limited to, making all nonstructural ordinary and extraordinary, foreseen and unforeseen, repairs and replacements to the Premises under Landlord's supervision including, without limitation, repairs and replacements to the plumbing and electrical (but excluding electrical wiring serving the Premises or within the Premises), apparatus therein, and to the window glass within the Premises; provided, however, Tenant shall not be responsible to repair any damage to the Premises caused by Landlord or its agents, contractors, employees or invitees (the responsibility for which shall be Landlord’s responsibility hereunder). Tenant shall not overload the electrical wiring serving the Premises or within the Premises, and will install at its own expense under Landlord's supervision, but only after obtaining Landlord's written approval (not to be unreasonably withheld), any additional electrical wiring which may be required in connection with the Premises.

Except as caused by the negligent or intentional act or omission of Tenant, Tenant shall have no responsibility to make any HVAC, elevator maintenance and repairs, which shall be the obligation of the Landlord under this Lease.

Tenant will repair promptly at its own expense by or under the direction of Landlord any damage (whether structural or nonstructural) to the Premises or the Building caused by Tenant, its agents, servants and employees, including, but not limited to, any construction or alterations performed by Tenant or by bringing into the Premises or on the Property any property for Tenant's use, or by the installation or removal of such property, regardless of fault or by whom such damage shall be caused, unless solely by the negligence or willful misconduct of Landlord or its contractors or subcontractors or its or their agents or employees.

Tenant shall supply to the Premises and shall be solely responsible, at its own cost and expense, for the following:

(a)          janitorial service and supplies, including cleaning the Premises;

(b)          trash removal;

(c)          hot water and water treatment;

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(d)          interior and exterior window cleaning, and repair and replacement of any glass (including windows) serving all or a part of the Premises;

(e)          extermination services;

(f)          restroom supplies;

(g)          light bulbs and ballasts;

(h)          maintain a reasonable minimum temperature in order to properly maintain and protect the Building and its components;

(i)          security to the Premises;

(j)          interior lighting; and

(k)         telephone, internet and data lines, and related service, and installation and maintenance of same.

Tenant shall have no right to direct or instruct any of Landlord's contractors, subcontractors, agents or employees, except with the prior written agreement of Landlord.

In the event Tenant fails in the performance to Landlord's satisfaction of any of its obligations under this Lease, and such failure continues for a period of ten (10) days after written notice from Landlord (except that in an emergency no notice shall be required), Landlord, in addition to Landlord's other remedies under this Lease, at or in equity, may (but shall not be obligated to do so) cure such default on behalf of Tenant, and Tenant shall reimburse Landlord, as Additional Rent, within ten (10) business days of its receipt of a written demand, for any reasonable, actual, out-of-pocket sums paid or costs incurred during curing such default and the late charge specified under Section 4 shall accrue from the expiration of such 10-business day period until it is reimbursed therefor.

Tenant understands and acknowledges that one or more of the aforesaid services or utilities may be suspended or reduced by reason of accident, emergency or reason specified in Section 15, or for repairs, alterations, replacements, or improvements which in the reasonable judgment of Landlord are desirable or necessary to be made. Except as expressly set forth herein, no such interruption or suspension of services or utilities shall be deemed an eviction or disturbance to Tenant's use and enjoyment of the Premises or any part thereof, nor shall any such interruption or suspension of services or utilities render Landlord liable to Tenant for damages.

Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Property, and Landlord shall have no liability to Tenant due to its failure to provide such services. Tenant assumes all responsibility for the protection of Tenant, its agents, employees, contractors and invitees and the property of Tenant and of Tenant's agents, employees, contractors and invitees from acts of third parties. Nothing herein contained shall prevent Landlord, at Landlord's sole option and cost, from implementing reasonable security measures for the Property or any part thereof, in which event Tenant shall participate in such security measures.

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SECTION 13

REPAIRS BY LANDLORD

Except as set forth in Section 12 above, Landlord shall make all structural repairs, including, but not limited to, structural columns and floors (excluding floor coverings, such as carpet and floor tile) of the Premises, the roof and roof membrane of the Building, the load bearing and exterior walls of the Building (excluding glass), foundation, floor slab, footings and underground utilities, provided Tenant gives Landlord written notice specifying the need for and nature of such repairs.

If by reason of the negligence or willful misconduct of Landlord, its agents, servants or employeesor the failure of Landlord to comply with all of its obligations hereunder (including, without limitation, this Section 13 and Section 11(g) above), twenty percent (20%) or more of the rentable floor area of the Building shall be rendered untenantable, the Annual Rent and Additional Rent shall be abated proportionally as to the portion of the Premises rendered untenantable while it is untenantable, except such abatement shall not apply to the extent of any business interruption insurance required to be maintained by Tenant under Section 21.

Except as provided herein, Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance, interruption, or injury to business arising from the making of any repairs or changes which Landlord is required or permitted by this Lease to make, or by any other tenant's lease or required by law to make in or to any portion of the Premises, Building or Common Areas.

If, without Landlord's prior consent, Tenant performs or permits to be performed any alterations, additions, improvements, changes, affixations of chattels, or other work which affects the structural portions of the Premises and/or the roof of the Building or which affects the structural integrity of the Building, such action by Tenant shall release and discharge Landlord as of the commencement of such alteration, addition, improvement, affixation, or other work of and from such repair obligation. Thereafter, Tenant agrees to be solely responsible under Landlord's supervision for the maintenance, repair, and replacement of any or all such structural portions and/or roof which have been affected as aforesaid, and Tenant shall commence promptly after demand by Landlord to make all such repairs and replacements and proceed diligently to complete them. In the event Tenant shall fail in the performance, to Landlord's reasonable satisfaction, of such responsibilities, Landlord, in addition to Landlord's other remedies under this Lease, at law or in equity, may (but shall not be obligated to do so) cure such failure on behalf of Tenant without any liability of Landlord for damage to Tenant’s fixtures or other property or to Tenant’s business by reason thereof, and Tenant shall reimburse Landlord, as Additional Rent, within ten (10) business days of Tenant’s receipt of a written demand, for sums paid or costs incurred in curing such failure and the late charge specified under Section 4 shall accrue from the expiration of such 10-business day period until Landlord is reimbursed therefor. For the purpose of the foregoing, if Tenant performs or permits to be performed any such alterations, additions, improvements, changes, affixations, or other work in a manner not consistent with Landlord's prior consent thereto, such work shall be deemed to have been performed without Landlord's consent.

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SECTION 14

PLACEMENT OF HEAVY EQUIPMENT

Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry or which may be allowed by law.

SECTION 15

FORCE MAJEURE

This Lease and the obligation of Tenant to pay Rent hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall not be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or is unable to supply, or is delayed in supplying, any service to be supplied by it under the terms of this Lease or is unable to make, or is delayed in making, any repairs, additions, alterations, or decorations, or is unable to supply or is delayed in supplying, any equipment or fixtures, if Landlord is prevented or delayed or otherwise hindered from doing so by reason of any outside cause whatsoever, including, without limitation, acts of God; fire; earthquake; flood; explosion; action of the elements; declared or undeclared war; riots; civil disturbances; inability to procure or a general shortage of labor, equipment, energy, materials, or supplies in the open market; breakage or accident to machinery; partial or entire failure of utilities; failure of transportation; strikes; lockouts; action of labor unions; condemnation; injunction; court order or decree; governmental preemption; any rule, order or regulation of any department or subdivision of any government agency; or the conditions of supply and demand which have been or are affected by war or other emergency. Similarly, Landlord shall not be liable for any interference with any services supplied to Tenant by others. Nothing contained in this Section shall be deemed to impose any obligation on Landlord not expressly imposed by other provisions of this Lease. Notwithstanding the foregoing, except for Tenant's obligation to pay rent or any other sums owed to Landlord hereunder, Tenant shall not be liable to Landlord for any delay in the performance of its obligations under this Lease to the extent and for the time such delay is made impossible by reason of any cause listed above whatsoever. Tenant shall take all reasonable efforts to comply with the performance of its obligations under this Lease as soon as Tenant is once again able to do so under the circumstances.

SECTION 16

FURNITURE

During the Original Term of this Lease and the Extension Term, Tenant shall have the use (but not ownership), without further charge, of the following items located in the Premises at Lease execution:

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1.          The cubicles and file cabinets located on the second floor

2.          The furniture located in the reception lobby of the first floor

3.          The large conference room table located in the first floor large conference room.

SECTION 17

SURRENDER OF PREMISES

(a)          At the expiration or earlier termination of the Term of this Lease, Tenant shall peaceably surrender the Premises in broom clean condition and good order and repair and otherwise in the same condition as the Premises were upon the commencement of this Lease, except (i) ordinary wear and tear; and (ii) damage by fire or other casualty.

(b)          If Landlord elects, in connection with its consent thereto or approval thereof, to require that alterations, installations, changes, replacements, additions, or improvements made by or on behalf of Tenant to the Premises after the Lease Commencement be removed at the termination of this Lease, Tenant hereby agrees to cause the same to be removed at its sole cost and expense. If Tenant fails to remove the same, Landlord may cause them to be removed at Tenant's expense, and Tenant hereby agrees to reimburse Landlord for the reasonable, out-of-pocket cost of such removal together with all and any damages which Landlord may suffer and sustain by reason of failure of Tenant to remove the same. At Landlord's election, any or all of the alterations, installations, changes, replacements, additions to, or improvements made by Tenant upon the Premises shall remain at the termination of this Lease and not be removed. Tenant shall surrender to Landlord all keys for the Premises at the place then fixed for the payment of Rent and shall notify Landlord in writing of all combinations of locks, safes, and vaults, if any, in the Premises. Tenant's obligation to observe and perform the covenants set forth in this Section shall survive the expiration or earlier termination of this Lease.

(c)          At the termination of this Lease, and except as otherwise provided in subsection 17(b) above, Tenant shall immediately remove all property which it owns and is permitted to remove from the Premises under the provisions of this Lease, and failing to do so, Landlord at its option may either (i) cause that property to be removed at the risk and expense of Tenant (both as to loss and damage), and Tenant hereby agrees to pay all reasonable, out-of-pocket costs and expenses incurred thereby, including sums paid to store the property elsewhere and the cost of any repairs to the Premises caused by the removal of the property, or (ii) upon fifteen (15) days' written notice to Tenant, which the parties agree is commercially reasonable, sell at public or private sale any or all such property, whether exempt or not from sale under execution or attachment (such property being deemed charged with a lien in favor of Landlord for all sums due hereunder), with the proceeds to be applied as set forth in subsection 28(a), or (iii) at Landlord's option, title shall pass to Landlord.

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SECTION 18

ABANDONING THE PREMISES OR PERSONAL PROPERTY

Tenant shall not permanently vacate or abandon the Premises (without intent to return or to Transfer) at any time during the Term of this Lease, but if Tenant does permanently vacate or abandon the Premises or is dispossessed by process of law, any personal property belonging to Tenant and left on the Premises may, at the option of Landlord, be deemed to have been abandoned by Tenant, and the provisions of subsection 17(c) shall apply.

SECTION 19

QUIET ENJOYMENT

Landlord warrants that Tenant shall be granted peaceable and quiet enjoyment of the Premises free from any eviction or interference by Landlord if Tenant pays the Annual Rent and Additional Rent provided herein, and otherwise fully performs the terms, covenants and conditions imposed herein.

SECTION 20

INDEMNIFICATION AND WAIVER OF CLAIM

Tenant hereby agrees to indemnify, defend and hold harmless Landlord and its board of directors, officers, employees, partners, members, managers, agents, contractors, and lenders (said Persons and entities are hereinafter collectively referred to as the "Indemnified Parties") and save them harmless from and against any and all liability, cost, damage, claims, loss of rents, liens, judgments, penalties, fines, settlement costs, investigation costs, cost of consultants and experts, attorneys fees, court costs and other legal expenses, effects of environmental contamination, cost of environmental testing, removal, remediation and/or abatement of Hazardous Materials (as said term is defined above), insurance policy deductibles and other expenses (hereinafter collectively referred to as "Damages") arising out of or related to an Indemnified Matter (as defined below). For purposes of this Section, an "Indemnified Matter" shall mean any matter for which one or more of the Indemnified Parties incurs liability or Damages if the liability or Damages arise out of, are related to or involve, directly or indirectly, (a) Tenant's or its employees', agents', contractors' or invitees' (all of said persons or entities are hereinafter collectively referred to as "Tenant Party") use or occupancy of the Premises or the Property, (b) any negligence or willful misconduct of a Tenant Party, (c) Tenant's failure to perform any of its obligations under the Lease, (d) the existence, use or disposal of any Hazardous Material brought on to the Property by a Tenant Party or (e) any other matters for which Tenant has agreed to indemnify Landlord or other Indemnified Parties pursuant to any other provision of this Lease. Tenant's obligations hereunder shall include, but shall not be limited to (f) compensation the Indemnified Parties for Damages arising out of Indemnified Matters within ten (10) business days after written demand from an Indemnified Party, and (g) providing a defense, with counsel reasonably satisfactory to the Indemnified Party, at Tenant's sole expense, within ten (10) business days after written demand from the Indemnified Party, of any claims, action or proceeding arising out of or relating to an Indemnified Matter whether or not litigated or reduced to judgment and whether or not well founded. If Tenant is obligated to compensate an Indemnified Party for Damages arising out of an Indemnified Matter, Landlord shall have the immediate and unconditional right, but not the obligation, without notice or demand to Tenant, to pay the damages, and Tenant shall, upon ten (10) business days' advance written notice from Landlord, reimburse Landlord for the costs incurred by Landlord. By way of example, and not limitation, Landlord shall have the immediate and unconditional right to cause any damages to the Common Areas, another tenant’s premises or to any other part of the Property to be repaired and to compensate other tenants of the Property or other persons or entities for Damages arising out of an Indemnified Matter. The Indemnified Parties need not first pay any Damages to be indemnified hereunder. This indemnity is intended to apply to the fullest extent permitted by applicable law. Tenant's obligations under this Section shall survive the expiration or termination of this Lease unless specifically waived in writing by Landlord after said expiration or termination. Notwithstanding anything above to the contrary, Tenant shall have no obligation to indemnify, defend or hold harmless Landlord or the other Indemnified Parties if the liability, loss, cost, damage, claim, etc. is caused by the negligence or intentional act or omission of Landlord or any of the other Indemnified Parties or their breach of Landlord’s obligations under this Lease.

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Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for loss of or damage to the merchandise, Tenant improvements, fixtures, furniture, equipment, computers, files, automobiles or other property of Tenant, Tenant's employees, agents, contractors or invitees, or any other person in or about the Property, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents, contractors or invitees, whether such damage or injury is caused by or results from any cause whatsoever, including, but not limited to, theft, criminal activity at the Property, negligent security measures, bombings or bomb scares, Hazardous Materials, fire, steam, electricity, gas, water or rain, flooding, breakage of pipes, sprinklers, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Property, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Property, unless the cause of the damage or injury arises out of Landlord's or its employees', agents' or contractors' negligent or intentional acts, willful misconduct or breach of its obligations hereunder. Landlord shall not be liable for any damages arising from any act or neglect of any employees, agents, contractors or invitees of any other tenant, occupant or user of the Property, nor from the failure of Landlord to enforce the provisions of the lease of any other tenant of the Property.Tenant, as a material part of the consideration to Landlord hereunder, hereby, except to the extent arising out of, caused by or related to Landlord's breach of this Lease, Landlord’s negligence or intentional acts or the negligence or intentional acts of its employees, agents or contractors, and Hazardous Materials existing prior to Lease Commencement: (a) assumes all risk of damage to Tenant's Property or business or injury to persons in, upon or about the Property arising from any cause; and (b) waives all claims in respect thereof against Landlord, its employees, agents or contractors

Landlord shall indemnify, defend, protect, and hold harmless Tenant and the Tenant Parties from any and all Damages incurred in connection with or arising from any cause in, on or about the Building, which arise out of or are caused by the gross negligence or willful misconduct of Landlord or any Landlord Party. Notwithstanding the foregoing, Landlord’s indemnity of Tenant shall not apply to any Damages to the extent resulting from the negligence, willful misconduct of or breach of this Lease by Tenant or the Tenant Parties.

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Notwithstanding anything to the contrary herein contained, Landlord and Tenant do mutually each release and discharge the other, and all persons against whom their insurance company or companies would have a right or claim by virtue of subrogation, of and from all suits, claims, and demands whatsoever, for loss or damage to the property of the other, even if caused by or occurring through or as a result of any negligent act or omission of the party released hereby or its contractors, subcontractors, agents, or employees, so long as and to the extent that such loss or damage is covered by insurance benefitting the party suffering such loss or damage or was required to be so covered under this Lease. Each party further agrees that each will cause its policies of insurance to be so written as to include a waiver of subrogation by causing such policies to contain a clause in substantially the following form:

“It is hereby stipulated that this insurance shall not be invalidated should the insured or any of them waive in writing prior to a loss any or all right of recovery against any person or entity for loss occurring to the property described herein.”

If either party shall elect to be a self-insurer of its property to the extent permitted by this Lease, such waiver of subrogation shall be applicable thereto to the same extent as if any loss or damage were covered by insurance.

The provisions of this Section shall survive the termination or earlier expiration of the Term of this Lease.

SECTION 21

INSURANCE

(a)          Tenant will keep in force with companies licensed to do business in the State of Maryland and which have a policyholder's rating of A- or better from Best's Key Rating Guide and Supplemental Service, Property Casualty (or comparable insurance rating service), at Tenant's expense at all times during the Term of this Lease and during such other times as Tenant occupies the Premises or any part thereof:

(i)          Commercial general liability policy of insurance written, which protects Tenant and Landlord (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and/or Property and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single-limit coverage in an amount not less than Three Million Dollars ($3,000,000.00) per occurrence with an "additional Insured-Managers and Landlords of Premises Endorsement" (or otherwise provide for such coverage) and contain coverage for bodily injury or property damage caused by heat, smoke or fumes from fire. The Three Million Dollars ($3,000,000.00) per occurrence limit may be satisfied through a combination of commercial general liability and umbrella coverage. The commercial general liability policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease. If the nature of Tenant's operation is such as to place any or all of its employees under the coverage of applicable workers' compensation or similar statutes, Tenant shall also keep in force, at its own expense, workers' compensation or similar insurance affording statutory coverage and containing statutory limits; and if the nature of Tenant’s operation is such as to involve the use of automobiles or other motor vehicles, Tenant shall also keep in force, at its own expense, automobile liability insurance with limits no less than One Million Dollars ($1,000,000.00) per occurrence, which can be satisfied through a combination of automobile liability and umbrella coverage.

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(ii)          Special Form property insurance covering the full replacement cost value of (A) all of Tenant's contents, furniture, furnishings, machinery, such equipment as is not affixed to the Premises, trade fixtures, and signs, (B) Tenant's interest in all of the improvements and betterments installed in the Premises by Tenant, and (C) the furniture and items owned by Landlord and used by Tenant under Section 16.

(iii)          Business interruption insurance with respect to Tenant's loss of incoming in an amount not to exceed One Million Dollars ($1,000,000).

(b)          Before Lease Commencement, Tenant will provide Landlord with certificates of insurance evidencing the insurance coverages required by this Section. Failure to provide such certificates of insurance shall not relieve Tenant of its obligations to obtain and keep in force insurance coverage required by this Lease.

(c)          Tenant shall use commercially reasonable efforts to have its insurance companies provide thirty (30) days’ notice of cancellation (ten (10) days in the case of non-payment) to Landlord for all policies of insurance required to be carried by Tenant under this Section. Excluding the worker's compensation policy, all such policies shall name Landlord as an additional insured as its interest may appear. Tenant shall furnish Landlord with renewal certificates of insurance upon request. All insurance obtained by Tenant shall be primary to any similar insurance carried by Landlord, whose insurance shall be considered excess only.

(d)          If Tenant shall not comply with its covenants made in this Section, Landlord, in addition to Landlord's other remedies hereunder, may (but shall not be obligated to), following five (5) business days advance written notice to Tenant of its intent to do so, cause insurance as aforesaid to be issued, and in such event Tenant agrees to pay the premium for such insurance as Additional Rent within five (5) business days of Landlord's written demand (along with a copy of the invoice for such premium).

(e)          Landlord will keep in force with companies licensed to do business in the State of Maryland at all times during the term of this Lease:

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(i)          All Risk property insurance covering the Building, and the Premises, including all leasehold improvements therein in an amount equal to the replacement value thereof, exclusive of land;

(ii)          Commercial general liability insurance in an amount not less than One Million Dollars ($1,000,000.00) per occurrence with respect to the Building and Premises; and

(iii)          Rental interruption insurance with respect to Landlord's loss of income~~;~~ for a period of twelve (12) months.

(f)          If for any reason including, but not limited to, the abandonment of the Premises, Tenant’s failure to pay any insurance premium, or Tenant’s failure to occupy the Premises as herein permitted, Tenant fails to provide and keep in force any or all of the insurance policies set forth in this Section, then in such event Tenant shall indemnify and hold Landlord and the other Indemnified Parties harmless against any and all claims, actions, damages, liability, and expense (including, but not limited to, attorney’s fees) which would have been covered by such insurance.

SECTION 22

EFFECT ON INSURANCE

Tenant will not do, omit to do, or suffer to be done or keep or suffer to be kept anything in, upon or about the Property which will violate the provisions of Landlord's policies insuring the Premises and the Property against loss or damage by fire or other hazards (including, but not limited to, public liability), which will adversely affect Landlord's fire or liability insurance premium rating or which will prevent Landlord from procuring such policies in companies acceptable to Landlord. If anything done, omitted to be done, or suffered to be done by Tenant, or kept or suffered by Tenant to be kept in, upon or about the Property shall cause the premium rate of fire or other insurance on the Premises or the Property in companies acceptable to Landlord to be increased beyond the established rate from time to time fixed by the appropriate underwriters with regard to the use of the Premises for the purposes permitted under this Lease or to the Property for the use or uses being made thereof, Tenant will pay the amount of such increase as Additional Rent within Fifteen (15) days after receipt of Landlord's written demand (along with a copy of the insurance company’s invoice therefor) and will thereafter pay the amount of such increase, as the same may vary from time to time, with respect to every premium relating to coverage of the Premises and the Property during a period falling within the Term of this Lease until such increase is eliminated. In addition, if applicable, Landlord may, at its option rectify the condition existing on the Property which is causing or is a contributing cause of the increased premium rate in the event that the Tenant should fail to do so, and Landlord may charge the cost of such action to Tenant as Additional Rent, payable within fifteen (15) days after receipt of Landlord's written demand therefor. In determining whether increased premiums are the result of Tenant's use of the Premises or elsewhere on the Property, a schedule, issued by the organization setting the insurance rate on the Premises and the Property, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance on the Premises and the Property.

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SECTION 23

NOTICE OF ACCIDENT OR CASUALTY

To the extent that Landlord does not have actual knowledge thereof, Tenant covenants that it will give written notice to Landlord of any accident or damage affecting the Building, Premises or Property, whether such accident or damage is caused by insured or uninsured casualty, occurring in, on or about the Building, Premises or the Property promptly following the occurrence of such accident or damage.

SECTION 24

TOTAL OR PARTIAL DESTRUCTION OF BUILDING

(a)          Within thirty (30) days after Landlord becomes aware of any damage to the Building or Premises from an accident or casualty, Landlord shall notify Tenant in writing (“Landlord’s Damage Notice”) of the estimated time, in Landlord’s reasonable judgment, required to substantially complete the repairs of such damage. Landlord may elect not to rebuild and/or restore the Premises and/or the Building and instead terminate this Lease by notifying Tenant in writing of such termination within thirty (30) days after Landlord becomes aware of such damage, but Landlord may so elect only if one or more of the following conditions is present: (i) repairs cannot in Landlord’s opinion, as set forth in Landlord’s Damage Notice, reasonably be completed within one hundred eighty (180) days after the date Landlord becomes aware of such damage (when such repairs are made without the payment of overtime or other premiums); or (ii) the damage is not fully covered by Landlord’s insurance policies obtained or required to be obtained by Landlord pursuant to this Lease. If Landlord exercises any of its options to terminate this Lease as provided above in this Section 24(a): (A) this Lease shall cease and terminate as of the date set forth in Landlord’s termination notice, which termination date shall be no less than thirty (30) days and no more than one hundred twenty (120) days after such termination notice is delivered to Tenant; (B) Tenant shall pay the Annual Rent and Additional Rent, properly apportioned up to such date of termination and subject to abatement as provided below; and (C) both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

(b)          Notwithstanding the foregoing, if Landlord estimates that the restoration period applicable to the Premises (“Restoration Period”) will be longer than one hundred eighty (180) days after the date of the damage, and Landlord has not otherwise elected to terminate this Lease pursuant to Section 24(a), Tenant shall have the right to terminate this Lease by giving Landlord written notice of such termination within ten (10) days after the date Tenant receives the estimate of the Restoration Period from Landlord. Notwithstanding the foregoing, if Landlord has not completed the repair and restoration of the Premises by the expiration of the Restoration Period for any reason other than a Force Majeure delay (not to exceed ninety (90) days), then Tenant may terminate this Lease by giving Landlord written notice of such termination within ten (10) days after the expiration of the Restoration Period (as may extended). Tenant’s failure to give written notice of termination of the Lease within the time periods required above shall be deemed Tenant’s waiver of its termination rights. If Tenant gives written notice of termination of this Lease in accordance with this Section 24(b), this Lease shall terminate unless Landlord completes the repair and restoration of the Premises and delivers the same to Tenant within thirty (30) days after the date Landlord receives Tenant’s written termination notice.

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(c)          Notwithstanding the foregoing, if the Premises is damaged or destroyed during the last six (6) months of this Lease and Landlord’s architect reasonably estimates, by written notice given to the parties within thirty (30) days after the date of such damage, that the time required to repair and restore the Premises exceeds the period of time remaining under the Lease Term, then either party may terminate this lease by giving written notice of such termination to the other party within fifteen (15) days after the date of such notice from Landlord’s architect.

SECTION 25

ALTERATIONS

Tenant agrees that it will not make any structural alterations, improvements, additions, repairs, or changes to the interior or exterior of the Premises or non-structural changes to the exterior of the Building during the Term of this Lease without in each instance obtaining Landlord's prior written consent, which consent may be withheld in the sole and absolute discretion of Landlord. Tenant agrees that it will not make any non-structural alterations, additions, repairs or changes to the interior of the Building, during the Term of this Lease, without in each instance obtaining Landlord's prior written consent, which shall not be unreasonably withheld or delayed. Together with each request for consent, Tenant shall present to Landlord reasonably detailed plans and specifications for such proposed alterations, improvements, additions, repairs or changes; provided, however, approval of such plans and specifications by Landlord shall not constitute any assumption of responsibility by Landlord for their accuracy or sufficiency, and Tenant shall be solely responsible for such items.

          All alterations, improvements, additions, repairs or changes shall be done either by or under the direction of Landlord, but at the expense of Tenant; provided, however, Landlord shall only engage contractors which are competitively prices and reasonably available to complete the proposed alterations, improvements, additions or changes. All alterations, improvements, additions, repairs or changes made by Tenant, shall, unless Landlord gives notice to Tenant to remove the same, remain upon the Premises at the expiration or earlier termination of the Term of this Lease and shall become the property of Landlord immediately upon installation thereof. The same shall remain the property of Landlord (without any obligation of Landlord to pay compensation therefor) unless Landlord gives Tenant written notice to remove any or all of the aforesaid, in which event Tenant shall remove at Tenant's expense such of the same as may be specified in Landlord's notice to Tenant, and Tenant shall promptly restore the Premises to the same good order and condition as it was at the commencement of the Term of this Lease except (i) to the extent the Premises is not required to be repaired and/or maintained by Tenant, and (ii) damage by fire or other casualty. Should Tenant fail to do so, Landlord may do so, collecting, at Landlord's option, the cost and expense thereof from Tenant, as Additional Rent, within ten (10) business days of Landlord’s written demand therefor. Landlord consent shall not be required for non-structural alterations such as partitions, painting, decorating and alterations not exceeding Five Thousand Dollars ($5,000.00).

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SECTION 26

MECHANICS' LIENS

Tenant and other Tenant Parties shall not do or suffer to be done any act, matter or thing whereby Landlord's or Tenant's interest in the Premises, or any part thereof, may be encumbered by any mechanics' lien. Tenant shall discharge or stay the enforcement by bond or otherwise, within ten (10) business days after the date Tenant receives written notice of any mechanics' liens filed against Tenant's interest in the Premises, or any part thereof, purporting to be for labor or material furnished to Tenant. Landlord may, at its option, discharge any such mechanics' lien not discharged by Tenant within such ten (10) business day period, and Tenant, within ten (10) business days of Landlord’s written demand, shall reimburse Landlord for any such expense incurred by Landlord. Any monies expended by Landlord shall be deemed Additional Rent, collectible as such by Landlord and the late charge specified in Section 4 shall accrue from the ~~s~~expiration of such 10-business day period. Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and no mechanics' or other lien for labor or materials shall attach to or affect the reversionary or other estate or interest of Landlord in and to the Premises or the Building.

SECTION 27

BREACH OR DEFAULT

(a)          Tenant shall have breached this Lease and shall be considered in default hereunder if (a) Tenant files a petition in bankruptcy or insolvency or for reorganization under any bankruptcy or insolvency law or act, or makes an assignment for the benefit of creditors; (b) involuntary proceedings are instituted against Tenant under any bankruptcy or insolvency law or act (which are not dismissed within thirty (30) days); (c) Tenant fails to pay any Annual Rent, Monthly Installment of Annual Rent, or Additional Rent when due (subject to the cure period set forth below); and (d) Tenant fails to perform or comply with any of the covenants or conditions of this Lease or the rules and regulations now or hereinafter established for the Premises, Building or Property within thirty (30) days after written notice from Landlord, provided that if such failure cannot reasonably be cured within such thirty (30) days period, Tenant shall have an additional reasonable time to cure such failure so long as Tenant promptly commences such cure and diligently pursues such cure to completion. The preceding notwithstanding, Landlord shall provide written notice of default to Tenant and Tenant shall have the opportunity to cure any and all monetary defaults within a reasonable period not to exceed thirty (30) days and non-monetary defaults within ninety (90) days.

(b)          Landlord shall have breached this Lease and shall be considered in default hereunder if Landlord fails to perform or comply with any of the covenants or conditions of this Lease within sixty (60) days after written notice from Tenant, provided that if such failure cannot reasonably be cured within such sixty (60) day period, Landlord shall have a reasonable time to cure such failure so long as Landlord promptly commences such cure and diligently pursues such cure to completion.

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SECTION 28

EFFECT OF BREACH

(a)          In the event of a breach of this Lease as set forth in Section 27(a), Landlord shall have the option to do any of the following in addition to and not in limitation of any other remedy permitted by law or by this Lease: (i) following termination of this Lease, to re-enter the Premises, using force if necessary, to dispossess Tenant and all other occupants from the Premises and to remove any or all of Tenant's property at the Premises; (ii) thereafter, to store Tenant's property in a public warehouse or elsewhere at the cost, risk, and expense of Tenant, without Landlord's being deemed guilty of trespass or becoming liable for any loss or damage, which may occur on Tenant's property; and (iii) upon thirty (30) days' written notice to Tenant, which the parties agree is commercially reasonable, to sell at public or private sale any or all of said property, whether exempt or not from sale under execution or attachment (such property being deemed charged with a lien in favor of Landlord for all sums due hereunder), with the proceeds of sale to be applied: first, to the costs and expenses of retaking, removal, storage, preparing for sale, and sale of the property (including reasonable attorneys' fees); and second, to the payment of any sum due hereunder to Landlord (including Rent, Additional Rent, charges, and damages, both theretofore and thereafter accruing); and, third, any surplus to Tenant.

(b)          Further, upon the occurrence of any such breach, Landlord, in addition to any other remedies it may have at law, in equity, by statute, or under any other provision of this Lease, shall have the right to terminate this Lease, as well as all right, title, and interest of Tenant hereunder, by giving to Tenant not less than thirty (30) days' advance written notice of Landlord's election to cancel and to terminate this Lease. Upon the expiration of the time fixed in the notice of termination, this Lease and the balance of the Term then remaining, as well as all of the right, title, and interest of Tenant under this Lease, shall expire in the same manner and with the same force and effect (except for the Tenant's liability as hereinafter set forth) as if the expiration of the time fixed in the notice of termination was the date upon which the Term would normally have expired. Tenant shall then immediately quit and surrender the Premises and each and every part thereof to Landlord, and Landlord may enter upon the Premises, by force, summary proceedings, or otherwise. In any of such events, Landlord shall be entitled to the benefit of all provisions of the ordinances and public local laws of the city or county where the Property is located and of the Public General Laws of the State of Maryland dealing with the speedy recovery of lands and tenements held over by tenants or proceedings in forcible entry and detainer. Upon termination of the Lease and any entry or re-entry by Landlord thereafter, with or without legal process, Landlord shall also have the right (but not the obligation) to re-let all or part of the Premises, from time to time, at the risk and expense of Tenant. No re-entry by Landlord following the termination of this Lease shall be deemed a release of the Tenant's liability for damages under the provisions of this Section.

(c)          Tenant further agrees (i) if this Lease is terminated by reason of Tenant's default, or (ii) if Landlord, following any of the foregoing events, elects to let or re-let the Premises (whether once or more than once during the remainder of the Term, and upon such conditions as are satisfactory to Landlord) that Tenant shall, nevertheless, in each instance, remain liable for the performance of any covenant of this Lease then in default and for all Rent and all other charges and damages which may be due or sustained before and after the date of default, together with the cost of seizure and repossession of the Premises and reasonable attorneys' fees incurred by Landlord as a result of the breach of this Lease, subject to Landlord's obligation to mitigate its damages.

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(d)          In any of the events described in the preceding subsection, Tenant agrees that it will remain liable to Landlord for liquidated damages to be calculated and paid, at Landlord~~=~~’s option, in either of the following ways:

(i)          the Rent that, but for the termination of this Lease, would have become due during the remainder of the Term, less the amount or amounts of rent, if any, that Landlord shall receive during such period from others to whom the Premises may be rented net of all reasonable costs and expenses incurred by Landlord in connection with Tenant’s default, including, but not limited to, the cost to repair, restore, renovate, or decorate the Premises for a new tenant, reasonable attorney’s fees, real estate commissions, the cost of any legal actions against Tenant, in which case liquidated damages shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following the termination of this Lease and shall continue until the date on which the Term would have expired but for such termination; or

(ii)          the Rent that, but for the termination of this Lease, would have become due during the remainder of the Term, less the fair rental value of the Premises, as reasonably determined by an independent real estate appraiser selected by Landlord, in which case such liquidated damages shall be payable to Landlord in one lump sum within ten (10) business days of a written demand and shall bear interest at the interest rate specified in Section 4 until paid. In no event shall Landlord be required to account to Tenant for any amounts by which the fair rental value shall have exceeded the stipulated Rent at the time of such termination. Liquidated damages shall be payable in accordance with (i) above unless and until Landlord elects liquidated damages to be paid in accordance with (ii).

(e)          Suit or suits for the recovery of such deficiency or damages or for a sum equal to any Monthly Installment or Installments of Annual Rent and Additional Rent and other charges payable hereunder may be brought by Landlord from time to time, at Landlord's election. Nothing herein contained shall be deemed to require Landlord to await the date when this Lease or the Term would have normally expired had there been no such default by Tenant or no such termination by Landlord.

(f)          In connection with any of the Premises re-letting(s), Landlord shall have the absolute right, without such actions being or being deemed to be a surrender of its rights or as a termination of this Lease or as a release of the Tenant's liability hereunder for the balance of the Term or Extension Term, to let or re-let the Premises for a longer or shorter term than that remaining after Tenant's default, to lease more or less area than that contained in the Premises, to lease the Premises together with other premises or property owned or controlled by Landlord, and to change the character or use of the Premises.

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(g)          No entry or re-entry by Landlord, whether had or taken under summary proceedings or otherwise, nor any letting or re-letting shall absolve or discharge Tenant from liability hereunder. Tenant's liability hereunder, even if there be no letting or re-letting, shall survive the issuance of any dispossess warrant, order of court terminating this Lease, or any other termination based upon Tenant's default. The words "enter", "re-enter", and "re-entry" as used in this Section and elsewhere in this Lease are not restricted to their technical legal meanings.

(h)          No payment received by Landlord from Tenant after re-entry or the termination of this Lease in any lawful manner shall reinstate, continue or extend the Term of this Lease or affect any notice theretofore given to Tenant by Landlord or operate as a waiver of the right of Landlord to recover possession of the Premises by proper suit, action, proceedings, or other remedy.

(i)           In the event Tenant fails to vacate the Premises after a breach of this Lease by Tenant, or at any time after termination of this Lease as provided above, Tenant shall pay double Additional Rent for the holdover period.

(j)           Nothing in this Section shall limit or prejudice the right of Landlord to prove and to obtain, as liquidated damages by reason of a termination arising out of the provisions of this Section, an amount equal to the maximum allowed by any statute or rule of law in effect as of the time when, and governing the proceedings in which such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of liquidated damages computed under this Section.

(k)          In the event of a breach of this Lease by Landlord, as set forth in Section 27(b), Tenant, subject to the other terms and provisions of this Lease and, in addition to any other remedies it may have at law, in equity, by statute, or under any other provisions of this Lease, shall have the right to terminate this Lease by giving to Landlord not less than thirty (30) days' advance written notice of Tenant's election to cancel and to terminate this Lease.

SECTION 29

INTENTIONALLY OMITTED

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SECTION 30

ACCESS BY LANDLORD

(a)          Upon twenty-four (24) hours written notice, Landlord and its contractors and subcontractors, and its or their agents and employees may at all reasonable times during Normal Business Hours during the Term of this Lease enter to inspect the Premises and/or may show the Premises and Property to others, provided that such entrance is with the prior notice to Tenant and consistent with Tenant's security obligations; provided, however, except for emergencies, any such access or other entry into the Premises shall (i) be performed in an expeditious manner so as not to unreasonably interfere with Tenant’s use of the Premises, and (2) to the extent commercially reasonable, be scheduled with Tenant so that Tenant, at Tenant’s option, may provide a representative to accompany Landlord. Landlord agrees to take no photographs of any active work areas in the Premises without Tenant’s prior consent and agrees that any confidential business information obtained by any entry into the Premises by Landlord or its employees, agents or contractors shall be kept strictly confidential. In the event of notice of termination of this Lease or during the last six (6) months of the Term, unless Tenant has previously properly exercised any remaining option to extend this Lease, Landlord shall have the right from the date of such notice to display (but not so as to unreasonably obstruct the view thereof or access thereto) the customary "For Rent" or "For Lease" sign, and Landlord may show the Premises and all parts thereof to prospective tenants during Normal Business Hours.

(b)          Subject to the foregoing, Landlord also reserves the right after notice of intention to so enter (except that in the event of an emergency, no notice shall be required) to enter the Premises at any time and from time to time to make such repairs, additions, or alterations or remedy any contamination as it may deem necessary for the safety, improvement, preservation, or condition thereof, or of the Property, but Landlord assumes no obligation to do so, and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. To the extent Landlord complies with the terms of this Lease, Landlord shall in no event be liable for any inconvenience, disturbance, loss of business, or other damage to Tenant by reason of the performance by Landlord of any work in, upon, above, under, or outside the Premises. If Tenant shall have vacated or abandoned the Premises, or in the event of an emergency, or if in any other instance after Landlord has given notice of Landlord's intention to enter, Tenant or Tenant's agents or employees shall not be personally present to permit an entry into the Premises, then in such event, Landlord and its contractors and subcontractors and its or their agents and employees may enter the same by the use of reasonable force or otherwise without rendering Landlord liable therefor, and without in any manner affecting Tenant's obligations under this Lease. Tenant shall have the right to accompany Landlord and its contractors and subcontractors during inspections or other such entry onto the Premises.

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(c)          If during the last month of the Term, Tenant has permanently vacated the Premises and removed all or substantially all of its personal property, Landlord may immediately enter and alter, renovate, and redecorate the Premises. The exercise of any such reserved right by Landlord shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises and shall not render Landlord liable in any manner to Tenant or to any other person, nor shall the same constitute any grounds for an abatement of Rent hereunder.

(d)          Notwithstanding anything to the contrary set forth in this Section 30, Tenant may reasonably designate certain areas of the Premises as “Secured Areas” should Tenant require such areas for the purpose of securing certain valuable property or confidential information. In connection with the foregoing, Landlord shall not enter such Secured Areas except in the event of an emergency. Landlord shall only maintain or repair such secured areas to the extent (i) such repair or maintenance is required in order to maintain and repair the Building structure and/or the Building systems and/or to prevent or repair damage to other portions of the Building; (ii) as required by applicable laws, or (iii) in response to specific requests by Tenant and in accordance with a schedule reasonably and mutually determined by the parties

SECTION 31

ASSIGNMENT AND SUBLETTING

(a)          Notwithstanding anything to the contrary herein, Tenant shall have the right to sublease or assign all or any portion of the Premises to an Affiliate (as defined hereinbelow) without the consent of Landlord, provided that the following conditions are satisfied: (a) the Affiliate is a bona fide entity engaged in a business substantially similar to Tenant; (b) the Affiliate shall assume the obligations of Tenant under this Lease by signing a commercially reasonable assumption agreement; and (c) such assignment or sublease shall not be a subterfuge by Tenant to avoid its obligations under this Lease. For purposes of this Section 31, an "Affiliate" shall mean and refer to: (i) an entity which acquires all or substantially all of the assets or stock of Tenant; (ii) a corporation, partnership, limited liability company or other entity that controls, is controlled by or is under common control with Tenant; and/or (iii) an entity created by a merger or consolidation with Tenant. "Control," as used in this Section, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether by the ownership of voting securities, by contract or otherwise. In the event of any such sublease or assignment, the Tenant shall also remain liable under this Lease.

(b)          As to other assignments or subleases, Tenant shall not make or permit an Assignment of this Lease or any interest of Tenant herein, in whole or in part, by operation of law or otherwise, without first obtaining in each and every instance the prior written consent of Landlord, which consent may not be unreasonably withheld so long as the assignee or subtenant's use complies with this Lease and the assignee or subtent’s use does not interfere with other tenant’s use of the Property or their premises and the assignee or subtenant meets Landlord's financial requirements in Landlord’s sole discretion. No less than ten (10) business days prior to the effective date of a proposed Assignment of the Lease or an Assignment of the Premises for the remainder of the then applicable Term, Tenant shall offer to re-convey to Landlord, as of the effective date, the Premises, which offer shall contain an undertaking by Tenant to accept, as full and adequate consideration for the re-conveyance, Landlord’s release of Tenant from all future Rent and other obligations under this Lease with respect to the Premises. Landlord, in its absolute discretion, shall accept or reject the offered re-conveyance within ten (10) business days of the offer, and, if Landlord accepts, the re-conveyance shall be evidenced by an agreement in form and substance reasonably acceptable to Landlord. If Landlord fails to accept or reject the offer within the ten (10) business day period, Landlord shall be deemed to have rejected the offer; however, no such rejection by Landlord shall be deemed to be consent to an Assignment.

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(c)          Any consent by Landlord to an Assignment shall be held to apply only to the specific transaction thereby authorized and shall not constitute a waiver of the necessity for such consent to any subsequent Assignment, including, but not limited to, a subsequent Assignment by any trustee, receiver, liquidator, or personal representative of Tenant. In the event Tenant executes an agreement to effect an Assignment, such agreement shall provide (i) that the subtenant or other occupier of space shall take subject to this Lease, (ii) that the occupier shall also fulfill all obligations of Tenant under this Lease as they pertain to the portion of the Premises set forth in the Assignment, and (iii) that with respect to such portion of the Premises, the occupier shall be deemed to be the Tenant under this Lease.

(d)          If this Lease or any interest herein is assigned or if the Premises or any part thereof be sublet, used, or occupied by anyone other than Tenant without Landlord's prior written consent having been obtained thereto, Landlord may nevertheless collect Rent (including Additional Rent) from the assignee, sublessee, user, or occupant and apply the net amount collected to the Rents herein reserved. Furthermore, in any such event Tenant shall pay to Landlord monthly, as Additional Rent, fifty percent (50%) of the excess (net of brokerage fees) of consideration received or to be received for such Assignment (whether or not denoted as rent) over the sum of (i) the Annual Rent reserved for such month in this Lease applicable to such portion of the Premises so assigned, sublet, or occupied, . No such Assignment or collection shall be deemed a waiver of the covenant herein against Assignment by others, or the acceptance of the assignee, subtenant, user or occupant as Tenant hereunder, or constitute a release of Tenant from the further performance by Tenant of the terms and provisions of this Lease. If this Lease or any interest of Tenant herein be assigned or if the whole or any part of the Premises be sublet or used or occupied by others, after having obtained Landlord's prior written consent thereto, Tenant shall nevertheless remain fully liable for the full performance of all obligations under this Lease to be performed by Tenant, and Tenant shall not be released therefrom in any manner.

(e)          If Tenant is a corporation and if at any time during the Term of this Lease any part or all of the corporate shares of Tenant, or of a parent corporation of which Tenant is a direct or indirect subsidiary, shall be transferred by sale, assignment, bequest, inheritance, operation of law, or other disposition so as to result in a change in the present effective voting control of Tenant or of such parent corporation by the person or persons owing or controlling a majority of the shares of Tenant or of such parent corporation on the date of this Lease, Tenant shall promptly notify Landlord in writing of such change, and such change in voting control shall constitute an Assignment of this Lease for all purposes of this Section; provided, however, that this provision shall not apply in the event that as of the date of this Lease over fifty percent (50%) of the voting power of the Tenant corporation or of such parent corporation is held by fifty (50) or more unrelated shareholders or distributed to such number of unrelated shareholders in a public distribution of securities.

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(f)          If Tenant is a partnership and if at any time during the Term of this Lease any person or entity which at the time of the execution of this Lease owns a general partner's interest ceases to own such general partner's interest, such cessation of ownership shall constitute an Assignment of this Lease for all purposes of this Section, and Tenant shall promptly notify Landlord in writing of such change.

SECTION 32

CONDEMNATION

If the whole of the Premises shall be taken by a public or quasi-public authority under the power of eminent domain, condemnation, or expropriation or in the event of a conveyance in lieu thereof, then this Lease shall terminate as of the date on which possession of the Premises is required to be surrendered to the condemning authority, and Tenant shall have no claim against Landlord or the condemning authority for the value of the unexpired Term of this Lease.

If any part of the Premises shall be so taken or conveyed, and if such partial taking or conveyance shall render the Premises unsuitable for the business of Tenant, then the Term of this Lease shall cease and terminate as of the date on which possession of the part of the Premises so taken or conveyed is required to be surrendered to the condemning authority, and Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired Term of this Lease. In the event such partial taking or conveyance is not extensive enough to render the Premises unsuitable for the business of Tenant, this Lease shall continue in full force and effect except that the Annual Rent shall be reduced in the same proportion that the floor area of the Premises so taken or conveyed bears to such floor area immediately prior to such taking or conveyance, such reduction commencing as of the date Tenant is required to surrender possession of such part of the Premises so taken or conveyed. Landlord shall promptly restore the Premises, to the extent of condemnation proceeds available for such purpose, as nearly as practicable to a condition comparable to its condition at the time of such condemnation less the part lost in the taking or conveyance, and thereafter Tenant shall promptly make all necessary repairs, restoration, and alterations of Tenant's fixtures, equipment, and furnishings and shall promptly reenter the Premises. For purposes of determining the amount of funds available for restoration of the Premises from the condemnation awarded, said amount will be deemed to be that part of the award which remains after payment of Landlord's reasonable expenses incurred in recovering the condemnation award and of any amounts due to Landlord's Mortgagee, and which represents a portion of the total sum so available (excluding any award or other compensation for land) which is equitably allocable to the Premises.

If the whole Building shall be so taken or conveyed, Landlord or Tenant shall have the right and power, at their option to be exercised by written notice to the other party, to terminate this Lease effective either the date title vests in the condemning authority or the date Landlord is required to deliver possession of the part so taken or conveyed. In any event, Tenant shall have no claim against Landlord .

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Although all damages in the event of any condemnation are to belong to the Landlord and Landlord's Mortgagee as aforesaid, whether such damages are awarded as full compensation for diminution in value of the leasehold or the fee of the Premises, Tenant shall have the right to the extent that same shall not diminish the Landlord's or such Mortgagee's award to claim and recover from the condemning authority, but not from Landlord or such Mortgagee, such compensation as may be separately awarded or recoverable by Tenant under law, in Tenant's own right for or on account of, and limited solely to, goodwill and any cost to which Tenant might be put in removing Tenant's furniture, fixtures, leasehold improvements, and equipment.

SECTION 33

EXECUTION OF ESTOPPEL CERTIFICATE

At any time, and from time to time, upon the written request of Landlord or any Mortgagee, Tenant, within twenty (20) days of the date of such written request, agrees to execute and deliver to Landlord or such Mortgagee, without charge and in a form reasonably satisfactory to Landlord and/or such Mortgagee, a written statement: (a) ratifying this Lease; (b) confirming the commencement and expiration dates of the Term of this Lease; (c) certifying that Tenant is in occupancy of the Premises, and that the Lease is in full force and effect and has not been modified, assigned, subleased, supplemented, or amended except by such writings as shall be stated; (d) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied and performed except as stated; (e) certifying that, to Tenant’s actual knowledge, Landlord is not in default under the Lease and there are no defenses, set-offs, recoupments, or counterclaims against the enforcement of this Lease by Landlord, or stating the defaults, defenses, set-offs, recoupments, and/or counterclaims, claimed by Tenant; (f) reciting the amount of advance Rent, if any, paid by Tenant and the date to which such Rent has been paid; (g) reciting the amount of Security Deposit held by Landlord, if any; and (h) containing any other information which Landlord or the Mortgagee shall reasonably require.

The failure of Tenant to execute, acknowledge, and deliver to Landlord and/or any Mortgagee a statement in accordance with the provisions of this Section within the period set forth herein shall constitute an acknowledgment by Tenant that may be relied upon by any person holding or intending to acquire any interest whatsoever in the Premises or the Building, that this Lease has not been assigned, amended, changed, or modified, is in full force and effect, ~~and~~ that the Annual Rent and Additional Rent have been duly and fully paid not beyond the respective due dates immediately preceding the date of the request for such statement and that there are no defaults by Landlord or defenses, set-offs, recoupments, or counterclaims against the enforcement of this Lease by Landlord which may exist prior to the date of the written request.

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SECTION 34

SUBORDINATION AND ATTORNMENT

(a)           Tenant agrees, at Landlord's discretion: (i) that, except as hereinafter provided, this Lease is, and all of Tenant's rights hereunder are and shall always be, subject and subordinate to any Mortgage now existing or hereafter given by Landlord and to all advances made or to be made thereunder and to the interest thereon, and all renewals, replacements, modifications, consolidations, or extensions thereof; and (ii) that if any Landlord's Mortgagee or if the purchaser at any foreclosure sale or at any sale under a power of sale or assent to decree contained in any such Mortgage shall at its sole option so request, Tenant will attorn to, and recognize such Mortgagee or purchaser, as the case may be, as Landlord under this Lease for the balance then remaining of the Term of this Lease, subject to all terms of this Lease; and (iii) that the aforesaid provisions shall be self-operative, and no further instrument or document shall be necessary unless required by any such Mortgagee or purchaser. Tenant's obligation set forth in this subsection (a) shall be conditioned upon Landlord's Mortgagee agreeing in writing that neither it nor any purchaser at a foreclosure sale shall disturb Tenant's quiet possession of the Premises so long as Tenant is not in default of this Lease (beyond all applicable notice and cure periods, if any).

(b) Notwithstanding anything to the contrary set forth above, any Landlord's Mortgagee may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by execution of a written document subordinating such Mortgage to this Lease to the extent set forth therein, and thereupon this Lease shall be deemed prior to such Mortgage to the extent set forth in such written document without regard to their respective dates of execution, delivery and/or recording. In that event, to the extent set forth in such written document, such Mortgagee shall have the same rights with respect to this Lease as though this Lease had been executed and this Lease or memorandum thereof recorded prior to the execution, delivery, and recording of the Mortgage. Should Landlord or any Mortgagee or purchaser desire confirmation of either such subordination or such attornment, as the case may be, Tenant upon written request, and from time to time, will execute and deliver without charge and in form reasonably satisfactory to Landlord, the Mortgagee, or the purchaser all instruments and/or documents that may be requested to acknowledge such subordination and/or agreement to attorn, in recordable form, within fifteen (15) days of such request.

(c)          Tenant agrees that no Landlord's Mortgagee, Landlord's Mortgagee-in-possession, or purchaser shall be bound by any payment of Rent made more than thirty (30) days prior to its due date, and any such sum shall be due and payable on the due date. Tenant further agrees that no Landlord's Mortgagee, Landlord's Mortgagee-in-possession, or purchaser shall be responsible for the Security Deposit or other similar funds in respect of this Lease not actually paid to it.

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SECTION 35

SIGNS AND ADVERTISING

Landlord shall permit Tenant to erect building signage on the exterior of the Building, subject to Landlord’s reasonable approval, as long as the signage is consistent in design and size with other historic Fell’s Point properties and complies with all governmental codes and regulations. Except as set forth above, Tenant shall not inscribe, paint, affix, or display any sign, notice, or advertisement on any of the windows, doors, walls, or any part of the outside or inside of the Premises and the remainder of the Property without the prior written consent of Landlord. Any installation of signage shall be at Tenant’s expense and be under the supervision of Landlord. In the event such consent is given, Landlord shall nevertheless have the right to claim from Tenant such costs as Additional Rent as may be necessary to maintain such signs and also to remove such signs at the termination of the Lease and to restore the Building or the Premises to its state before the placing of said signs. Tenant shall first obtain Landlord's written approval as to size, location, material and design.

SECTION 36

RULES AND REGULATIONS

Tenant agrees to be bound by the rules and regulations set forth on Exhibit A. Landlord reserves the right from time to time to adopt and promulgate reasonable, non-discriminatory rules and regulations applicable to the Premises, the Building and to the Property, and to supplement such rules and regulations, and Tenant agrees to be bound thereby. Notice of such rules and regulations and of any amendment and supplements thereto shall be given to Tenant, and Tenant agrees thereupon to comply with and observe all such rules and regulations. A breach of any of such rules and regulations, whether now existing or hereinafter adopted, shall be deemed a breach of this Lease. Landlord shall not be liable to Tenant or responsible for any costs or damages for failure to enforce the rules and regulations uniformly.

SECTION 37

PARKING SPACES

Landlord shall make available for Tenant's use the Parking Spaces without cost. Upon Tenant’s written request, Landlord shall provide Additional Parking Spaces pursuant to a separate Parking Sublease Agreement to be entered into by Landlord and Tenant, attached hereto as Exhibit B, attached hereto and made a part hereof. Tenant shall pay for each Additional Parking Space, the Parking Fee, set forth above, payable monthly as Additional Rent. Landlord reserves the right to designate the type and location of the Parking Spaces, and the right from time to time to change the type and location of Additional Parking Spaces.

At Landlord's sole discretion, Tenant shall provide Landlord with the license plate number, year, make and model of the automobiles entitled to use the Parking Spaces, and if requested by Landlord, such automobiles shall be identified by stickers provided by Landlord, and only such designated automobiles (along with Tenant’s business visitors and guests) shall be entitled to use the Parking Spaces.

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The Additional Parking Spaces are subject to terms and provisions of the Parking Sublease Agreement set forth in Exhibit B, and the rules and regulations as established from time to time by the owner of the Additional Parking Spaces, and Tenant agrees to fully comply with all such rules and regulations, and Landlord reserves the right to terminate Tenant’s use of such spaces if Tenant fails to so comply after reasonable notice.

Landlord assumes no responsibility or liability to Tenant of any kind whatsoever from any cause with respect to the use of the Parking Spaces, the Additional Parking Spaces or other parking spaces, adjoining streets, sidewalks, driveways, property, and passage ways, or the use thereof of anyone entitled to use the area.

SECTION 38

OFAC CERTIFICATION

Tenant certifies that: (i) it is not acting, directly or indirectly, for or on behalf of any person, group, entity or nation named by any Executive Order or the United States Treasury Department as a terrorist, "Specially Designated National and Blocked Person," or other banned or blocked person, entity, nation or transaction pursuant to any law, order, rule or regulation, that is enforced or administered by the Office of Foreign Assets Control; and (ii) it is not engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of, any such person, group, entity or native.

SECTION 39

INTENTIONALLY OMITTED

SECTION 40

REPAYMENT OF "ABATED RENT"

If this Lease provides for a postponement of any monthly rental payments, a period of "free" rent or other rent concession, such postponed rent or "free" rent is called the "Abated Rent". Tenant shall be credited with having paid all of the Abated Rent upon the expiration of the Term only if Tenant has fully, faithfully and punctually performed all of Tenant's obligations hereunder, including the payment of all Rent (other than Abated Rent) and all other monetary obligations and the surrender of the Premises in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Tenant's full, faithful and punctual performance of its obligations under this Lease. If prior to the end of the Original Term of this Lease, Tenant defaults and does not cure within any applicable grace period and Landlord terminates the Lease, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession. In such case, Abated Rent shall be calculated based on the full initial rent payable under this Lease.

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SECTION 41

ACCORD AND SATISFACTION

No payment by Tenant or receipt by Landlord of a lesser amount than any payment of Annual Rent or Additional Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Annual Rent or Additional Rent due and payable, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease, at law or in equity.

SECTION 42

NO PARTNERSHIP

Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant. This Lease establishes a relationship solely of landlord and tenant.

SECTION 43

HOLDING OVER

Should Tenant hold over in possession of the Premises after the expiration of this Lease, Tenant shall be deemed to be occupying the Premises from month to month, subject to such occupancy's being terminated by either party upon at least thirty (30) day's written notice, at one hundred fifty percent (150%) of the Annual Rent in effect at the expiration of this Lease, all calculated from time to time as though this Lease had continued, and otherwise subject to all of the other terms, covenants, and conditions of this Lease insofar as the same may be applicable to a month-to-month tenancy. In addition, if Landlord has given Tenant at least fifteen (15) days’ prior notice that Landlord has leased the Premises or any part thereof to another tenant, Tenant shall pay as Additional Rent to Landlord for all damages sustained by reason of Tenant's retention of possession. Nothing in this Section excludes Landlord's right of re-entry or any other right hereunder.

SECTION 44

BROKERAGE COMMISSION

Tenant represents and warrants to Landlord that Tenant has had no dealings, negotiations, or consultations with respect to the Premises, the Building, or this transaction with any real estate agent, broker or finder other than Cushman & Wakefield of Maryland, Inc. and that no real estate, broker or finder other than Cushman & Wakefield of Maryland, Inc. called the Premises or any other space in the Building to Tenant's attention for lease. In the event that any real estate agent, broker or finder claims to have submitted the Premises or any other spaces in the Building to Tenant, to have induced Tenant to lease the Premises, the Building, or this transaction, Tenant agrees to cooperate fully with Landlord in defending against any such claim.

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At the time of Lease Commencement, Landlord agrees to compensate Tenant's exclusive broker, in accordance with a commission agreement executed between Landlord and Cushman Wakefield.

SECTION 45

RECORDATION

Tenant shall not record this Lease without the written consent of Landlord. Upon Landlord's request or with Landlord's written consent, the parties agree to execute a short form of this Lease for recording purposes containing such terms as Landlord believes appropriate or desirable, the expense thereof to be borne by Landlord (unless Tenant requests the recording in which case the expense shall be borne by Tenant). If such a short form of this Lease is recorded, upon the termination of this Lease Tenant shall execute, acknowledge, and deliver to Landlord an instrument in writing releasing and quitclaiming to Landlord all right, title, and interest of Tenant in and to the Premises arising from this Lease or otherwise, all without cost or expense to Landlord (unless Landlord requested the recording of the short form in which case it shall be Landlord’s cost and expense).

SECTION 46

WAIVERS

The failure of Landlord to insist for a period of time on strict performance of any one or more of the terms, covenants, or conditions hereof shall not be deemed a waiver of the rights or remedies that such party may have, and shall not be deemed a waiver of any subsequent breach or default in any term, covenant, or condition hereof. No waiver by Landlord or Tenant of any provision hereof shall be deemed to have been made unless expressed in writing and signed by such party.

SECTION 47

REMEDIES FOR LANDLORD

Any and all remedies available to Landlord for the enforcement of the provisions of this Lease are cumulative and not exclusive, and Landlord shall be entitled to pursue either the rights enumerated in this Lease or remedies authorized by law, or both. Tenant shall be liable for any costs or expenses incurred by Landlord in enforcing any terms of this Lease, or in pursuing legal action for the enforcement of Landlord's rights, including court costs and reasonable attorneys' fees, in amounts to be affixed by court, if Landlord prevails in such action or enforcement. Landlord shall be liable for any costs or expenses incurred by Tenant in enforcing any terms of this Lease, or in pursuing legal action for the enforcement of Tenant's rights, or in defending any wrongful claim of Landlord, including court costs and reasonable attorneys' fees, in amounts to be affixed by court, if Tenant prevails in such action or enforcement.

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SECTION 48

TABLE OF CONTENTS; CAPTIONS

The Table of Contents and captions appearing in this Lease are inserted only as a matter of convenience and do not define, limit, construe or describe the scope or intent of the Sections of this Lease nor in any way affect this Lease.

SECTION 49

NOTICES

Any and all notices permitted or required to be given hereunder shall be in writing and shall be deemed duly given three (3) days after the time such notice shall be deposited into the United States mail, if delivery is by postage paid, registered or certified, return receipted mail, or one (1) day after the time such notice is sent by overnight delivery by a national delivery service.

Any Notice in any other manner shall be deemed given when actually received. Such Notice shall be sent to the respective party at the address given in this Lease or to any other address that the respective party may designate by Notice delivered pursuant hereto. Nothing herein contained shall be construed to preclude personal service of any Notice in the manner prescribed for personal service of a summons or other legal process.

SECTION 50

APPLICABLE LAW

This Lease shall be governed by and construed in accordance with the laws of the State of Maryland without regard to choice of law principles, and the parties hereto agree to submit to the exclusive jurisdiction of the Courts of the State of Maryland for the resolution of any disputes arising hereunder.

SECTION 51

SUCCESSORS AND INCLUDED PERSONS

All rights, obligations and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective personal representatives, successors, and assigns of the said parties; and if Tenant shall consist of more than one person or entity, they shall all be bound jointly and severally by the terms, covenants, and conditions herein. No rights, however, shall inure to the benefit of any personal representative, successor, or assign of Tenant unless the Assignment to such party has been approved by Landlord in writing as provided in Section 31.

In any provision of this Lease involving Landlord’s being defended, released from liability, indemnified, held harmless, or not being deemed to be liable for any action, omission, or circumstance, the term “Landlord” shall include Landlord and Landlord's contractors and subcontractors and its or their present and future controlling persons, directors, officers, employees, and agents.

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In any provision of this Lease involving Tenant’s being defended, released from liability, indemnified, held harmless or not being deemed to be liable for any action, omission or circumstance, the term “Tenant” shall include Tenant and Tenant’s contractors and subcontractors and its or their present and future controlling persons, directors, officers, employees, and agents.

SECTION 52

WAIVER OF TRIAL BY JURY

LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER PARTY ON ANY AND EVERY MATTER, DIRECTLY OR INDIRECTLY, ARISING OUT OF OR WITH RESPECT TO THIS LEASE.

SECTION 53

RIGHTS OF AND CLAIMS AGAINST LANDLORD

(a)          Tenant waives all rights to bring a counterclaim in any action brought by Landlord for the non-payment of Rent or any other summary proceeding thereon. The foregoing shall not preclude Tenant from bringing a separate action against Landlord in the event of any breach of Landlord's obligations and covenants set forth in this Lease.

(b)          Except to the extent specifically provided herein to the contrary, whenever Landlord's consent or approval is required to be given under any provision of this Lease, such consent or approval may be withheld in the sole and absolute subjective discretion of Landlord, and Landlord shall not be required to respond to any request for consent or approval within a time period determined by Tenant. Whenever Landlord is authorized to exercise discretion, Landlord shall have the sole and absolute subjective right to determine how to exercise such discretion.

(c)          All obligations of Landlord hereunder shall be construed as covenants, not conditions.

(d)          Landlord may transfer all or part of its interest in the Premises and assign this Lease without the consent of Tenant, at any time and from time to time. Tenant agrees that in the event of such a transfer, Landlord shall automatically be released from all future liability under this Lease; and Tenant hereby agrees to look solely to Landlord's transferee for the performance of Landlord's obligations hereunder after the date of the transfer.

(e)          If Tenant obtains a money judgment against Landlord or its successors or assigns under any provisions of, or with respect to this Lease or on account of any matter, condition or circumstance arising out of the relationship of the parties under this Lease, Tenant's occupancy of the Premises or Landlord's ownership of the Premises, Tenant shall be entitled to have execution upon such judgment only upon Landlord's estate in the Property (including any sales, rental, insurance and condemnation proceeds therefrom) and not out of any other assets of Landlord, any of its partners, or its successors or assigns; and Landlord shall be entitled to have any such judgment so qualified as to constitute a lien only on Landlord's estate (including any sales, rental, insurance and condemnation proceeds therefrom), subject to any liens antedating such judgment; provided, however, that this sentence shall be inapplicable to the extent that judgment against Landlord is covered by insurance.

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(f)          At any time when there is an outstanding Mortgage covering Landlord's interest in the Premises, Tenant may not exercise any remedies for default by Landlord hereunder unless and until the Mortgagee shall have received written notice of such default and a period of thirty (30) days to cure such default after Landlord's period to cure shall have elapsed.

(g)          No board member, office, member, partner, employee or agent of Landlord or Tenant shall be personally liable for the performance of such party's obligations hereunder or be named as a party in any lawsuit arising out of or related to, directly or indirectly, this Lease and the obligations of such party hereunder. The obligations under this Lease do not constitute personal obligations of the individuals or member entities of Landlord or Tenant, if any, and neither Landlord nor Tenant shall seek recourse against the said individuals or member entities of the other party or their assets.

SECTION 54

CALCULATION OF TIME

In computing any period of time prescribed or allowed by any provision of this Lease, the day of the act, event or default from which the designated period to time begins to run shall not be included. The last day of the period so computed shall be included, unless it is a Saturday, Sunday or a legal holiday, in which event the period runs until the end of the next day which is not a Saturday, Sunday or legal holiday. Unless otherwise provided herein, all Notice and other periods expire as of 5:00 p.m. (local time in Maryland) on the last day of the Notice or other period.

SECTION 55

ATTORNEY FEES

          Except as may be set forth elsewhere in this Lease, in any litigation by which one party to this Lease either seeks to enforce its rights under this Agreement or seeks a declaration of any rights or obligations under this Lease, the prevailing party shall be entitled to an award of its reasonable attorney fees and costs and expenses incurred.

SECTION 56

INTERPRETATION

          This Lease shall be interpreted as if it was prepared by both parties and ambiguities shall not be resolved in favor of Tenant because all or a portion of this Lease was prepared by Landlord. The captions contained in this Lease are for convenience only and shall not be deemed to limit or alter the meaning of this Lease. As used in this Lease, the words Tenant and Landlord include the plural as well as the singular. Words used in the neuter gender include the masculine and feminine gender.

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SECTION 57

SEVERABILITY; REDUCTION OF CHARGES

(a) It is agreed that, for the purpose of any lawsuit brought or based on this Lease, this Lease shall be construed to be a divisible contract, to the end that successive actions may be maintained thereon as successive periodic sums shall mature to be due hereunder, and it is further agreed that failure to include in any lawsuit or action any sum or sums then matured or due shall not be a bar to the maintenance of any lawsuit or action for the recovery of said sum or sums so omitted; and each party agrees that it will not in any suit or suits brought or arising under this Lease for a matured sum for which judgment has not previously been obtained or entered, plead, rely on or interpose the defenses of res adjudicate, former recovery, extinguishment, merger, election of remedies or other similar defense as a defense to said suit or suits.

(b)          If any term, clause or provision of this Lease is declared invalid by a court of competent jurisdiction, the validity of the remainder of this Lease shall not be affected thereby but shall remain in full force and effect.

(c)          In the event that any late charge, interest rate or other payment provided herein exceeds the maximum applicable charge legally allowed, such late charge, interest rate or other payment shall be reduced to the maximum legal charge, rate or amount.

SECTION 58

COUNTERPARTS

This Lease may be executed in multiple counterparts or in duplicate, and when so executed by all parties shall constitute one agreement.

SECTION 59

TOTAL AGREEMENT

This Lease contains the entire agreement between the parties and cannot be changed or modified except by a written instrument subsequently executed by the parties hereto.

SECTION 60

NO MERGER

There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person, firm, corporation or other legal entity may acquire or hold, directly or indirectly, this Lease or the leasehold estate and the fee estate in the Premises or any interest in such fee estate, without the prior written consent of Landlord's Mortgagee.

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SECTION 61

TIME OF THE ESSENCE

Time is of the essence in all provisions of this Lease to be performed by or on behalf of either party.

SECTION 62

COMMERCIAL PURPOSE

The parties stipulate that the Premises is being leased exclusively for business, commercial, manufacturing, mercantile or industrial purposes within the meaning of Section 8-110(a) of the Real Property Article of the Annotated Code of Maryland, and that the provisions of Section 8-110(b) of such Article (or any future statute) pertaining to the redemption of reversionary interests under leases shall be inapplicable to this Lease.

SECTION 63

NON-DISTURBANCE AGREEMENT

So long as the Lease is in full force and effect, Tenant is not in default under any provision of this Lease after applicable cure periods, and no event has occurred which has continued to exist for a period of time (after notice, if any, required by this Lease) as would entitle Landlord to terminate this Lease or with cause, without further action by Landlord, the termination of this Lease or would entitle Landlord to dispossess the Tenant thereunder;

(a)          Tenant's rights under this Lease, including the right of possession of the Premises shall not be terminated or disturbed by any steps or proceeding taken by Lender in the exercise of any right under any mortgage or the indebtedness secured thereby; and

(b)          This Lease shall not be terminated or effected by said exercise of any remedy provided for in the mortgage, and the Lender hereby covenants that any sale by it of the Property pursuant to the exercise of any rights and remedies under the mortgage or otherwise, shall be made subject to this Lease and rights of the Tenant hereunder.

(c)          Landlord agrees to use reasonable efforts to obtain from any future lender as to the Property acknowledgement of this non-disturbance provision.

LANDLORD AND TENANT ACKNOWLEDGE THAT THEY HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES. TENANT ACKNOWLEDGES THAT IT HAS BEEN GIVEN THE OPPORTUNITY TO HAVE THIS LEASE REVIEWED BY ITS LEGAL COUNSEL PRIOR TO ITS EXECUTION. PREPARATION OF THIS LEASE BY LANDLORD OR LANDLORD'S AGENT AND SUBMISSION OF SAME TO TENANT SHALL NOT BE DEEMED AN OFFER BY LANDLORD TO LEASE THE PREMISES TO TENANT OR THE GRANT OF AN OPTION TO TENANT TO LEASE THE PREMISES. THIS LEASE SHALL BECOME BINDING UPON LANDLORD ONLY WHEN FULLY EXECUTED BY BOTH PARTIES AND WHEN LANDLORD HAS DELIVERED A FULLY EXECUTED ORIGINAL OF THIS LEASE TO TENANT.

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed, under seal, as of the date and year first above written.

ATTEST/WITNESS:	LANDLORD:
1001 FELL STREET LIMITED PARTNERSHIP, LLLP

	By:		(SEAL)
S. A. BROWN, III
Partner

ATTEST/WITNESS:	TENANT:

VACCINOGEN, INC.,
a Maryland corporation

	By:		(SEAL)
ANDREW L. TUSSING
President and Chief Executive Officer

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EXHIBIT A

RULES AND REGULATIONS

1.          Tenant shall not obstruct or permit its agents, employees, customers, contractors, visitors, or licensees to obstruct, in any way, the Common Areas, including, without limitation, the parking lot, sidewalks, entry passages, corridors, halls, stairways, or elevators of the Building, or use the above-specified areas in any way other than as a means of passage to and from the Premises; bring in, store, use any materials on the Property which could cause a fire or an explosion or produce any fumes or vapor; make or permit any improper or disturbing noises; throw substances of any kind out of windows or doors, or down passages or in the halls or passageways; or place anything upon the window sills. Any trash or rubbish created by moving Tenant into the Premises, or any heavy or excessive waste materials resulting from Tenant’s occupancy and use of the Premises, shall be removed from the Property by Tenant at Tenant’s sole cost and expense.

2.          Plumbing facilities shall not be used for any purpose other than those for which they were constructed; and no sweepings, rubbish, ashes, newspapers, or other substances of any kind shall be thrown into them. Waste and excessive or unusual use of electricity or water is prohibited.

3.          Tenant shall not obstruct the windows, doors, partitions, or lighting that permit, reflect, or admit light into the halls or other Common Areas or space occupied in the Building by any person other than Tenant.

4.          Intentionally Omitted.

5.          Intentionally Omitted.

6.          No motorcycles, bicycles, vehicles other than automobiles, or animals of any kind (other than seeing-eye animals) shall be brought into or kept in or about the Property except with prior written approval of Landlord.

7.          Tenant shall not conduct, or permit any other person to conduct, any auction upon the Premises, without the prior written approval of Landlord, except the storage of usual supplies and inventory to be used by Tenant in the conduct of its business; permit the Premises to be used for gambling; make any unusual noises on the Property; permit to be played any musical instrument in the Premises; permit to be played any radio, television, recorded, or wired music in such a loud manner as to disturb or annoy other tenants or other occupants of the Property; or permit any unusual odors to be produced upon the Premises.

8.          No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord.

9.          Canvassing, soliciting, and peddling on the Property are prohibited, and Tenant shall cooperate to prevent the same.

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10.          Landlord shall have the right to prohibit any signs or advertising by Tenant which in Landlord’s reasonable opinion tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

11.          Landlord hereby reserves to itself any and all rights not granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purposes in operating the Building.

(a)          the exclusive right to use of the name of the Building for all purposes, except that Tenant shall use the name as its business address and for no other purposes;

(b)          the right to change the name or address of the Building, without incurring any liability to Tenant for so doing;

(c)          except as set forth in the Lease, the right to install and maintain a sign or signs on the exterior of the Building;

(d)          the exclusive right to use the use of the roof of the Building;

(e)          the right to grant anyone the right to conduct any particular business or undertaking in the Building.

12.          Moving in and out of the Building must be coordinated with Landlord at least twenty-four (24) hours in advance of the move-in or move-out date.

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